Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Blue Chip Growth Fund

(the “Fund”)

Supplement dated August 20, 2021 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2020, as supplemented and amended to date

At a meeting held on August 2-3, 2021 ( the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved an amendment to the investment subadvisory agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Fund. Under the Amendment, effective September 28, 2021, the subadvisory fee schedule with respect to the Fund is as follows:

0.500% on the first $50 million

0.400% on the next $50 million

0.400% reset on all assets when assets reach $100 million

0.375% when assets exceed $250 million

0.350% when assets exceed $500 million

0.300% reset on all assets when assets reach $1 billion

0.275% when assets exceed $3 billion*

* To accommodate circumstances where the Fund’s assets either approach or fall beneath $100 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the T. Rowe Price will provide a transitional credit to cushion the impact of reverting to the original fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $87.5 million, where the tiered fee schedule would be fully re-applied.

At the Meeting, the Board also approved an Advisory Fee Waiver Agreement with respect to the Fund. Pursuant to the Advisory Fee Waiver Agreement, VALIC has agreed, until September 30, 2022, to waive the Fund’s advisory fees so that the advisory fee payable by the Fund is equal to 0.75% on the first $250 million of the Fund’s average daily net assets, 0.725% on the next $250 million of the Fund’s average daily net assets, 0.70% on the next $300 million of the Fund’s average daily net assets, 0.36% on the next $200 million of the Fund’s average daily net assets and 0.65% on the Fund’s average daily net assets over $1 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.